Exhibit 10.33

                     TRUST AGREEMENT
                     ---------------


          TRUST AGREEMENT (the "Trust Agreement"), dated

as of January 31, 1990, by and between TPI Enterprises,

Inc., a New Jersey corporation (the "Corporation") with

offices at 885 Third Avenue, New York, New York, 10022,

and Citibank, N.A., as trustee for the trust created

hereby (the "Trustee") with offices at One Court Square,

Long Island City, New York, 11120.

          WHEREAS, the Corporation has established the

TPI Enterprises, Inc. Nonqualified Retirement Plan for

Senior Executives (the "Plan"), for the benefit of a

group of management and/or highly compensated employees

of the Corporation and its subsidiaries, or beneficiaries

thereof; and

          WHEREAS, the Corporation is or may become

obligated, directly or indirectly, under the Plan to make

payments to certain of the executives of the Corporation

or its subsidiaries, or beneficiaries thereof (the

"Executives"); and

          WHEREAS, the Corporation has agreed to assure

that the future payment of amounts under the Plan will be

paid and will not be improperly withheld in the event

that a "Change in Control" (as defined in Section 3.02 hereof) should occur or under any other circumstances;

and

          WHEREAS, for purposes of assuring that such

payments will be paid and will not be improperly

withheld, the Corporation desires to establish a trust to

be known as the TPI Enterprises, Inc. Nonqualified

Retirement Plan for Senior Executives Trust (the

"Trust"), and intended to be a grantor trust within the

meaning of section 671 of the Internal Revenue Code of

1986, as thereafter amended (the "Code") with the corpus

and income of the Trust treated as assets and income of

the Corporation for federal income tax purposes; and

          WHEREAS, the Corporation shall transfer to the

Trust an "Initial Contribution" (as defined in Section

2.01(a) hereof) and at any time thereafter pursuant to

Sections 2.01(b) and (c) hereof shall transfer to the

Trust the "Required Funding Amount" (as defined in

Section 2.01(b) hereof) to be held, invested and

distributed by the Trustee all in accordance with the

provisions of this Trust Agreement; and

          WHEREAS, the Trust shall be initially revocable

and become irrevocable upon the occurrence of a "Change

in Control" (as defined in Section 3.02 hereof); and

          WHEREAS, the Plan contemplates that the

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Corporation will pay the entire cost of such payments

pursuant to the Plan from its general assets; and

          WHEREAS, the Corporation intends that the

existence of the Trust shall not alter the

characterization of the Plan as "unfunded" for purposes

of the Employee Retirement Income Security Act of 1974,

as amended ("ERISA"), and shall not be construed to

provide income to any Executives prior to the actual

payment of benefits under the Plan; and

          WHEREAS, the Corporation intends that the

assets of the Trust shall at all times be subject to the

claims of the Corporation's existing or future creditors,

as provided in Section 4.03 hereof;

          NOW, THEREFORE, in consideration of the mutual

agreements contained herein and for other good and

valuable consideration, the parties hereto agree as

follows:



                        ARTICLE I

                         THE PLAN
                         --------

          Section 1.1  Plan.  The Plan is subject to this
                       ----

Trust.  The Corporation shall continue to be liable,

directly or indirectly, to the Executives to make all

payments required under the terms of the Plan to the extent such payments have not been made pursuant to this

Trust Agreement.  Distributions made from the Trust to

Executives in respect of the Plan pursuant to Section

4.02 hereof shall, to the extent of such distributions,

satisfy the Corporation's obligation to pay benefits to

such Executive under the Plan.  The Corporation shall

provide the Trustee with copies of the Plan and any

amendments thereto promptly after execution of this Trust

Agreement and adoption thereof, respectively.

                        ARTICLE II

                TRUST AND THE TRUST CORPUS
                --------------------------

          Section 2.1  Delivery of Funds.
                       -----------------

               (a)  Concurrently with the execution of

this Trust Agreement, the Corporation hereby establishes

the Trust contemplated hereunder with the Trustee and

shall deliver to the Trustee to be held in trust here-

under the sum of one thousand dollars ($1,000) in cash to

be administered and disposed of by the Trustee as

provided herein ("Initial Contribution").

               (b)  At any time after the execution of

this Trust Agreement, the Corporation may, at its

discretion, deliver to the Trustee to be held in trust

here- under an additional amount of cash (or marketable

securities other than securities issued by the

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



Corporation having a fair market value equal to such

amount, or some combination thereof) representing the sum

of the amounts, determined as provided below, which will

be sufficient to fund the Corporation's obligations to

pay the Executives' benefits under the Plan, plus such

other amounts as may be necessary for expenses and other

costs of maintaining the Trust (collectively, the

"Required Funding Amount"); provided, however, that in no
                            -----------------

event shall the Corporation make such delivery later than

seven (7) days after the occurrence of a "Potential

Change in Control" (as defined in Section 3.01 hereof).

               (c)  In the event that the Required

Funding Amount is delivered pursuant to subsection (b)

hereof, the Corporation shall, at twelve-month intervals

commencing from the date of such delivery, unless the

"Trust Corpus" (as defined in Section 2.02(a) hereof)

shall theretofore have been released pursuant to Article

IV hereof, recalculate the Required Funding Amount as of

the end of the month immediately preceding such twelve-

month interval date.  If the amount so calculated exceeds

the fair market value of the assets then held in the

Trust, the Corporation shall promptly (and in no event

later than seven (7) days from the date of such twelve-

month interval date) pay to the Trustee an amount in cash

(or marketable securities other than securities issued by

the Corporation or any combination thereof) equal to such

excess.  If the Required Funding Amount so calculated is

less than the fair market value of the assets held in the

Trust, the Trustee, upon receipt of a written request

from the Corporation, shall distribute to the Corporation

such difference in cash; provided, however, that this
                         -----------------

sentence shall not apply after the occurrence of a Change

in Control.

               (d)  The Required Funding Amount shall be

determined by the Corporation (and the Trustee shall have

no responsibility for such determination).  With respect

to the Plan the Required Funding Amount shall be, (i) in

the case of Executives receiving benefits on the date of

the delivery of the Required Funding Amount, an amount

equal, on a present value basis, to all future payments

due, and (ii) in the case of all other participating

Executives, the amount, on a present value basis, that

would become due at age 60 (or the date of the delivery

of the Required Funding Amount for Executives older than

age 60) and thereafter if the Executive were to have been

terminated under the Plan on such date, in both cases

using the actuarial life expectancies used under the

Plan.

               (e)  The payment by the Corporation to the

Trustee pursuant to Sections 2.01(a), (b) and (c) hereof

shall be accompanied by a schedule of the individual

Executives for whose accounts such payment is being made,

which schedule shall set forth the amounts delivered to

the Trustee in respect of each such Executive in respect

of the Plan.

               (f)  Notwithstanding the foregoing

sections, the Trustee shall not be liable for any failure

by the Corporation to provide the Required Funding Amount

sufficient to pay all benefits pursuant to the Payment

Schedule in full nor shall the Trustee be required to

take any affirmative action to acquire monies or property

from a prior trustee or custodian nor shall the Trustee

be responsible for the collection or enforcement of any

payment or contributions from the Corporation.  The

primary responsibility for the making of payments

pursuant to the Payment Schedule is that of the

Corporation, and this Trust, to the extent that assets

are available, is intended to assist the Corporation in

meeting that responsibility.  The Corporation hereby

agrees to indemnify and hold the Trustee harmless from

and against any and all losses, damages, costs, expenses

or liabilities, including reasonable attorney's fees and other costs of litigation, arbitration or administrative proceeding to which the Trustee may become subject

pursuant to~ arising out of, occasioned by, incurred in

connection with or in any way associated with this

Section, except for any act or omission constituting

gross negligence or willful misconduct of the Trustee.

          Section 2.2  Trust Corpus.  (a) As used herein,
                       ------------

the term "Trust Corpus" shall mean the amounts delivered

to the Trustee as described in Section 2.01(a) here- of

plus all amounts delivered thereafter pursuant to

Sections 2.01(b) and (c) hereof (and less such amounts

distributed from the Trust pursuant to Sections 2.01(c),

4.02 and 4.03 hereof or otherwise pursuant to the terms

hereof), in whatever form held or invested as provided

herein.  The Trust Corpus shall be held, invested and

reinvested by the Trustee in marketable securities or

negotiable certificates of deposit (or as otherwise set

forth below) as directed by the Corporation in accordance

with this Section 2.02.  The Corporation shall direct the

Trustee to invest or reinvest from time to time all or

such part of the Trust Corpus (taking into account, among

other things, anticipated cash requirements for the

payment of benefits under the Plan) in either one or a

combination of the following investments:

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



                         (1)  investments in direct
     obligations of the United States of America or agencies of the United States of America or obligations unconditionally and fully guaranteed as to principal and interest by the United States of America, in each case maturing within one (1) year or less from the date of acquisition; or

                         (2)  investments in
     negotiable certificates of deposit (in each case maturing within one (1) year or less from the date of acquisition) issued by a commercial bank organized and existing under the laws of the United States of America or any state thereof having a combined capital and surplus of at least one billion dollars
     ($1,000,000,000); or

                         (3)  investments in a
     deposit obligation of the Trustee known as the Money Market Deposit Account maintained by the
     Trustee; or

                         (4)  investments in a money
     market fund, such as the Landmark Cash
     Reserves, as the Trustee shall make available from time to time.

provided, however, that pending investment as described
- -----------------

above, the Trust Corpus may be held in interest bearing

accounts maintained by the Trustee; and provided,
                                        ---------

however, that the Trustee shall not be liable for any
- -----

failure to maximize the income earned on that portion of

the Trust Corpus as is from time to time invested or

reinvested as set forth above, nor for any loss of income

due to liquidation of any investment which the Trustee,

in its sole discretion, believes necessary to make payments or to reimburse expenses under the terms of this

Trust Agreement.  In the event that the Corporation fails

to direct the Trustee as to the manner of investment of

any portion of the Trust Corpus, the Trustee shall invest

such undirected portion in the investment fund described

in clause (iv) above.

               (b)  Except as hereinafter provided, all

interest and other income earned on the investment of the

Trust Corpus shall be retained, reinvested and added at

least annually to the Trust Corpus.  The interest and

other income earned in any calendar year shall not be

paid over to the Corporation by the Trustee except

insofar as the Trustee may be required to deliver amounts

to the Corporation under Section 2.01(c) hereof.

               (c)  All losses of income or principal in

respect of, and expenses (including, as provided in

Section 5.01(g) hereof, any expenses of the Trustee)

charged against, the Trust Corpus shall be for the

account of the Corporation and the Corporation shall be

obligated to promptly reimburse the Trust Corpus for any

loss in principal amount of, or expense charged against,

the Trust Corpus except to the extent that such amounts

have been applied to reduce amounts payable to the

Corporation pursuant to Section 2.01(c) hereof.

               (d)  The Trust is intended to be a grantor

trust within the meaning of section 671 of the Code, and

all interest and other income earned on the investment of

the Trust Corpus shall be treated as assets and income of

the Corporation for federal income tax purposes.

          Section 2.3  Irrevocability of Trust.  The
                       -----------------------

Trust shall be revocable unless and until a Change of

Control of the Corporation shall occur, at which time the

Trust Agreement shall become irrevocable.  Once the Trust

becomes irrevocable, subject to Section 4.03, the Trustee

shall hold the Trust for the exclusive purpose of

providing benefits to the Executives under the terms of

the Plan and defraying expenses of the Trust in

accordance with the provisions of this Trust Agreement.

In addition, notwithstanding anything in this Section to

the contrary, after the dated date of this Trust

Agreement, except as provided in Sections 4.01 and

2.01(c) and Article VI, no part of the income or corpus

of the Trust shall be recovered by or for the

Corporation.

          Section 2.4  Acceptance of Trust by Trustee.
                       ------------------------------

The Trustee accepts the Trust established under this

Trust Agreement on the terms and subject to the

provisions set forth herein, and the Trustee agrees to

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discharge and perform fully and faithfully all of the

duties and obligations imposed upon it under this Trust

Agreement.

          Section 2.5  Taxation of Trust Corpus.  The
                       ------------------------

Corporation shall from time to time pay taxes (references

in this Trust Agreement to the payment of taxes shall

include interest and applicable penalties) or any and all

kinds whatsoever which at any time are lawfully levied or

assessed upon or become payable in respect of the Trust

Corpus, the income or any property forming a part

thereof, or any security transaction pertaining thereto.

To the extent that any taxes levied or assessed upon the

Trust Corpus are not paid by the Corporation or contested

by the Corporation pursuant to the last sentence of this

Section 2.05, the Trustee shall pay such taxes out of the

Trust Corpus and the Corporation shall upon demand by the

Trustee deposit into the Trust an amount equal to the

amount paid from the Trust Corpus to satisfy such tax

liability.  Alternatively, the Corporation may itself

contest the validity of any such taxes, but any such

contest shall not affect the Corporation's obligation to

reimburse the Trust for taxes paid from the Trust Corpus.

                       ARTICLE III

                    CHANGE IN CONTROL
                    -----------------

          Section 3.1  Definition of Potential Change in
                       ---------------------------------

Control.  For purposes of this Trust Agreement, a
- -------

Potential Change in Control shall have occurred if (i)

the Corporation enters into an agreement, the

consummation of which would result in the occurrence of a

Change in Control; (ii) any person (including the

Corporation) publicly announces an intention to take or

to consider taking actions which if consummated would

constitute a Change in Control; (iii) any person (other

than the Corporation) becomes the beneficial owner,

directly or indirectly, of securities of the Corporation

representing 9.5% or more of the combined voting power of

the Corporation's then outstanding securities; or (iv)

the Board of Directors of the Corporation adopts a

resolution to the effect that, for purposes of this Trust

Agreement, a potential change in control of the

Corporation has occurred.

          Section 3.2  Definition of Change in Control.
                       -------------------------------

For purposes of this Trust Agreement, a Change in Control

shall be deemed to have occurred if (i) any "person" (as

such term is used in Sections 13(d) and 14(d) of the

Securities Exchange Act of 1934, as amended (the

"Exchange Act")), other than the Corporation, any

"person" who on the date hereof is a director or officer

of the Corporation, any trustee or other fiduciary

holding securities under an employee benefit plan of the

Corporation, or any corporation owned, directly or

indirectly, by the stockholders of the Corporation in

substantially the same proportions as their ownership of

stock of the Corporation, is or becomes the "beneficial

owner" (as defined in Rule 13d-3 under the Exchange Act),

directly or indirectly, of securities of the Corporation

representing 35% or more of the combined voting power of

the Corporation's then outstanding securities, or (ii)

during any period of two consecutive years, individuals

who at the beginning of such period constitute the Board

of Directors of the Corporation, and any new director

(other than a director designated by a person who has

entered into an agreement with the Corporation to effect

a transaction described in clause (i) or (iii) of this

Section) whose election by the Board of Directors of the

Corporation or nomination for election by the

Corporation's stockholders was approved by a vote of at

least two-thirds (2/3) of the directors then still in

office who either were directors at the beginning of the

period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or (iii) the

shareholders of the Corporation approve a merger or

consolidation of the Corporation with any other

corporation, other than a merger or consolidation which

would result in the voting securities of the Corporation

outstanding immediately prior thereto continuing to

represent (either by remaining outstanding or by being

converted into voting securities of the surviving entity)

more than 80% of the combined voting power of the voting

securities of the Corporation or such surviving entity

outstanding immediately after such merger or

consolidation, or the shareholders of the Corporation

approve a plan of complete liquidation of the Corporation

or an agreement for the sale or disposition by the

Corporation of all or substantially all of the

Corporation's assets.

          Section 3.3  Notice to Trustee.  Upon the
                       -----------------

occurrence of a Potential Change in Control or a Change

in Control, the Corporation shall promptly give written

notice of such event to the Trustee.

                        ARTICLE IV

               RELEASE OF THE TRUST CORPUS
               ---------------------------

          Section 4.1  Delivery to the Corporation.  If
                       ---------------------------
and only if the Corporation delivers the Required Funding

Amount to the Trustee upon a Potential Change in Control,

such amount shall be returned to the Corporation one (1)

year after delivery to the Trustee unless a Change in

Control shall have occurred during such one (1) year

period.  Such one (1) year period shall be renewed in the

event of any subsequent Potential Change in Control

occurring during such initial period.  The Corporation

shall notify the Trustee of the occurrence of a Change in

Control or Potential Change in Control and the Trustee

may rely on such notice or on any other actual notice,

satisfactory to the Trustee, of such a change or

potential change which the Trustee may receive.

          Section 4.2  Deliveries to Participants.  The
                       --------------------------

Trustee shall hold the Trust Corpus in its possession

subject to the provisions of this Trust Agreement until

authorized to deliver the Trust Corpus or any specified

portion thereof as follows:

               (a)  The Corporation shall deliver to the

Trustee, contemporaneously with the delivery of the

Required Funding Amount to the Trustee pursuant to

Sections 2.01(b) and (c) hereof, a schedule (the "Payment

Schedule") indicating the amounts payable in respect of

each Executive the form in which such amount is to be paid (as provided for or available under the Plan) and the time of commencement for payment of such amounts. The

Payment Schedule shall include instructions as to the

amount of any interest or other income accruing under the

Plan, and such instructions may be revised from time to

time to the extent so provided under the Plan.  A

modified Payment Schedule shall be delivered by the

Corporation to the Trustee at each time that additional

amounts are required to be paid by the Corporation to the

Trustee (or refunded to the Corporation) under Sections

2.01(b) and (c) hereof and upon the occurrence of any

event, such as early retirement of an Executive,

requiring a modification of the Payment Schedule pursuant

to the Plan. Whenever the Corporation is required to

deliver to the Trustee a Payment Schedule or a modified

Payment Schedule, the Corporation shall also deliver at

the same time to each Executive the respective portion of

the Payment Schedule or modified Payment Schedule that

sets forth the amount payable to that Executive.  Except

as otherwise provided herein, the Trustee shall make

payments to the Executives in accordance with such

Payment Schedule.

               (b)  In the event of the occurrence of a

Change in Control, if an Executive reasonably believes that the Payment Schedule, as modified, does not properly reflect the amount payable to such Executive or the time

or form of payment from the Trust Corpus in respect of

the Plan, such Executive shall be entitled to deliver to

the Trustee written notice (the "Executive's Notice")

setting forth payment instructions for the amount the

Executive believes is due under the relevant terms of the

Plan.  The Executive shall also deliver a copy of the

Executive's Notice to the Corporation within seven (7)

business days of the delivery to the Trustee.  Unless the

Trustee receives written objection from the Corporation

within fourteen (14) business days after receipt by the

Trustee of such notice, the Trustee shall make the

payment in accordance with the payment instructions set

forth in the Executive's Notice.  In the event of the

Executive's resignation for "Good Reason" or discharge

not for "Cause" (each as defined in the Plan), upon

delivery to the Trustee by the Executive of a copy of (i)

a written notice of termination to the Corporation or the

Executive, as the case may be, (ii) the calculation of

the amount due the Executive prepared by the

Corporation's consulting actuary in accordance with the

Plan and (iii) the Executive's request for payment by the

Trustee of the amount set forth in such calculation, the

Trustee shall promptly (and in no event more than seven

(7) days after such request) deliver such amount to the

Executive.

               (c)  The Trustee shall be permitted to

withhold from any payment due to an Executive hereunder

the amount required by law to be so withheld under

federal, state and local wage withholding requirements or

otherwise, and shall pay over to the Corporation for

remittance to the appropriate government authority the

amounts so withheld.  The Trustee may rely on

instructions from the Corporation as to any required

withholding and shall be fully protected under Sections

5.01(d) and (g) hereof in relying upon such instructions.

               (d)  Except as otherwise provided herein,

in the event of any determination by the Internal Revenue

Service (the "IRS") that the Executives or any particular

Executive is subject to federal income taxation on

amounts held in Trust hereunder prior to the distribution

to the Executives or Executive of such amounts, the

Trustee shall, on receipt by the Trustee of notice of

such determination from the Executives or a particular

Executive or from the IRS, pay to each Executive covered

by the notice the portion of the Trust Corpus includible

in such Executive's federal gross income.

               (e)  Payment in the event of Death of
                    --------------------------------

Executive.  In the event that an Executive shall be
- ---------

deceased prior to the time payment is due the Executive,

payment shall be made to the estate of the deceased

Executive, unless the Plan provides otherwise, and all

provisions set forth herein with respect to the Executive

shall apply with the same force and effect to such

estate.

          Section 4.3  Deliveries to Creditors of the
                       ------------------------------

Corporation.  It is the intent of the parties hereto that
- -----------

the Trust Corpus is and shall remain at all times subject

to the claims of the general creditors of the

Corporation.  Accordingly, the Corporation shall not

create a security interest in the Trust Corpus in favor

of the Executives or any creditor.  If the Trustee

receives the notice provided for in Section 4.04 hereof,

or otherwise receives actual notice that the Corporation

is insolvent or bankrupt as defined in Section 4.04

hereof, the Trustee shall make no further distributions

of the Trust Corpus to any of the Executives but shall

deliver the entire amount of the Trust Corpus only as a

court of competent jurisdiction, or duly appointed

receiver or other person authorized to act by such a

court, may direct to make the Trust Corpus available to satisfy the claims of the Corporation's general creditors.  The Trustee shall resume distribution of

Trust Corpus to the Executives under the terms hereof,

upon no less than thirty (30) days' advance notice to the

Corporation, if it determines that the Corporation was

not, or is no longer, bankrupt or insolvent.  To the

extent reasonably practicable, such determination shall

be made in a timely fashion and, in any event, within

fourteen (14) days following the Trustee's receipt of a

written request therefor made by or on behalf of any

Executive which request shall be accompanied by a

certified copy of one of the below-noted bases for such

determination.  Such determination shall be based upon a

decision of a court of competent jurisdiction, a report

by a nationally recognized credit agency, or a

certification by the Corporation through its Board of

Directors and Chief Executive Officer.  Unless the

Trustee has actual knowledge of the Corporation's

bankruptcy or insolvency, the Trustee shall have no duty

to inquire whether the Corporation is bankrupt or

insolvent.

          Section 4.4  Notification of Bankruptcy or
                       -----------------------------

Insolvency.  The Corporation, through its Board of
- ----------

Directors and Chief Executive Officer, shall advise the

Trustee promptly in writing of the Corporation's

bankruptcy or insolvency.  The Corporation shall be

deemed to be bankrupt or insolvent upon the occurrence of

any of the following:

                         (1)  The Corporation shall
     make an assignment for the benefit of
     creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or shall commence any case under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such case shall have been commenced against it, in which an order for relief is entered or which remains undismissed;
     or the Corporation by any act or omission shall indicate its consent to,approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership, or trusteeship to continue undischarged; or

                         (2)  The Corporation shall
     generally not pay its debts as such debts become due or shall cease to pay its debts in the ordinary course of business.


                        ARTICLE V

                         TRUSTEE
                         -------

          Section 5.1  Trustee.  (a) The duties and
                       -------

responsibilities of the Trustee shall be limited to those expressly set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this

Trust Agreement against the Trustee.

               (b)  If, pursuant to Section 4.03 hereof

or otherwise, all or any part of the Trust Corpus is at

any time attached, garnished, or levied upon by any court

order, or in case the payment, assignment, transfer,

conveyance or delivery of any such property shall be

stayed or enjoined by any court order, or in case any

order, judgment or decree shall be made or entered by a

court affecting such property or any part thereof, then

and in any of such events the Trustee is authorized, in

its sole discretion, to rely upon and comply with any

such order, writ, judgment or decree, and it shall not be

liable to the Corporation (or any of its subsidiaries) or

any Executive by reason of such compliance even though

such order, writ, judgment or decree subsequently may be

reversed, modified, annulled, set aside or vacated.

               (c)  The Trustee shall maintain such

books, records and accounts as may be necessary for the

proper administration of the Trust Corpus and shall

render to the Corporation, on or prior to each June 30

following the date of this Trust Agreement until the

termination of this Trust Agreement (and within sixty

(60) days after the date of such termination), an account

statement with respect to the Trust Corpus as of the end

of the then most recent calendar year (and as of the date

of such termination).  The Trustee will at all times

maintain a separate bookkeeping account for each

Executive to which it will credit each amount delivered

by the Corporation to the Trustee with respect to such

Executive.  Upon the written request of an Executive or

the Corporation, the Trustee shall deliver to such

Executive or the Corporation, as the case may be, a

written report setting forth the amount held in the Trust

for such Executive (or each Executive if such request is

made by the Corporation) and a record of the

contributions made with respect thereto by the

Corporation.  Unless the Corporation or any Executive

shall have filed with the Trustee written exceptions or

objections to any such statement, Corporation shall

reimburse the Trustee for all reasonable legal fees and

expenses incurred pursuant to this paragraph (e).

               (d)  The Trustee shall be reimbursed by

the Corporation for its reasonable expenses incurred in

connection with the performance of its duties hereunder

and shall be paid reasonable fees for the performance of

such duties in the manner provided by Section 2.02(c) hereof and paragraph (g) of this Section 5.01.

Notwithstanding anything to the contrary herein, the

Trustee shall have a lien on the Trust for such fees,

compensation and expenses until paid.

               (e)  The Corporation agrees to defend,

indemnify and hold harmless the Trustee from and against

any and all damages, losses, claims or expenses as

incurred (including expenses of investigation and fees

and disbursements of counsel to the Trustee and any taxes

imposed on the Trust Corpus or income of the Trust)

arising out of or in connection with the performance by

the Trustee of its duties hereunder which shall include,

but shall not be limited to, acting on instructions or

failing to act in the absence of such instructions as

provided in this Trust Agreement, unless such damages,

losses, claims or expenses result from the gross

negligence of the Trustee.  If any such damages, losses,

claims or expenses arise, or if the Corporation fails to

so defend and indemnify the Trustee as provided herein,

or both, the Trustee shall have the right to engage

counsel of the Trustee's choice, but at the Corporation's

expense, to conduct such defense and/or obtain such

indemnity.  The Trustee shall notify the Corporation of

the identity of such counsel within 15 days after engagement thereof. Any amount payable to the Trustee under paragraph (f) of this Section 5.01 or this

paragraph (g) and not previously paid by the Corporation

pursuant to Section 2.02(c) hereof shall be paid by the

Corporation promptly upon demand therefor by the Trustee

or, if the Corporation so notifies the Trustee, from the

Trust Corpus.  In the event that payment is made

hereunder to the Trustee from the Trust Corpus, the

Trustee shall promptly notify the Corporation in writing

of the amount of such payment. The Corporation agrees

that, upon receipt of such notice, it will deliver to the

Trustee to be held in the Trust an amount in cash (or in

marketable securities or in some combinations thereof)

equal to any payments made from the Trust Corpus to the

Trustee pursuant to paragraph (f) of this Section 5.01 or

this paragraph (g).  The failure of the Corporation to

transfer any such amount shall not in any way impair the

Trustee's right to indemnification, reimbursement and

payment pursuant to paragraph (f) of this Section 5.01 or

this paragraph (g).

               (f)  Administrative Powers of Trustee. The
                    --------------------------------

Trustee shall have the power in its discretion:

                         (1)  to collect and receive
     any and all money and other property due to the Trust and to give full discharge therefor;

                         (2)  to settle, compromise
     or submit to arbitration any claims, debts or damages due or owing to or from the Trustee; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; in this regard, the Trustee shall not be required to undertake or to defend any litigation arising in connection with this Trust Agreement, unless it be first indemnified by the Corporation against its reasonable attorney's fees, and the Corporation hereby agrees to indemnify the Trustee for such reasonable attorney's fees;

                         (3)  to engage attorneys to
     interpret the Plan and Trust Agreement,
     actuaries, accountants or other advisors as the Trustee may deem necessary to control and manage the Trust and to carry out the purposes of this Trust Agreement;

                         (4)  to directly or
     indirectly invest and reinvest the Trust Corpus pursuant to Section 2.02;

                         (5)  to hold cash
     uninvested in an amount considered necessary and practical for proper administration of the Trust and/or to deposit the same with any banking, savings or similar financial institution supervised by the United States or any state of the United States, including the Trustee's own banking department; and

                       (vi) to perform all such acts and
     exercise all such rights and privileges consistent with law and the terms of this Trust Agreement, although not specifically mentioned herein, as the Trustee may deem necessary to control and manage the Trust Corpus and to carry out the purposes of this Trust Agreement.

               (g)  Dealings with Trustee.  Persons
                    ---------------------

dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the

Trustee's authority as to any transaction.

               (h)  The Corporation at any time may

employ as agent (to perform any act, keep any records or

accounts, or make any computations required of the

Corporation by this Trust Agreement or the Plan) the

corporation or association serving as Trustee hereunder.

Nothing done by said corporation or association as such

agent shall effect its responsibilities or liability as

Trustee hereunder.

          Section 5.2  Successor Trustee.  The Trustee
                       -----------------

may resign and be discharged from its duties hereunder at

any time by giving notice in writing of such resignation

to the Corporation and each Executive specifying a date

(not less than thirty (30) days after the giving of such

notice) when such resignation shall take effect.

Promptly after such notice, the Corporation (or, if a

Change in Control shall previously have occurred, the

Corporation and Executives having at least sixty-five

percent (65%) of all amounts then held in the Trust

credited to their accounts), shall appoint a successor

trustee, such trustee to become Trustee hereunder upon

the resignation date specified in such notice or earlier if such successor trustee is appointed earlier (and accepts) pursuant to this Section.  If the Corporation

and such Executives are unable to so agree upon a

successor trustee within thirty (30) days after such

notice, the Trustee shall be entitled, at the expense of

the Corporation, to petition a United States District

Court or any of the courts of the State of New York

having jurisdiction to appoint its successor.  The

Trustee shall continue to serve until its successor

accepts the trust and receives delivery of the Trust

Corpus.  The Corporation (or, if a Change in Control

shall previously have occurred, the Corporation and

Executives having at least sixty-five percent (65%) of

all amounts then held in the Trust credited to their

accounts) may at any time substitute a new trustee by

giving fifteen (15) days notice thereof to the Trustee

then acting.  In the event of such removal or

resignation, the Trustee shall duly file with the

Corporation, and on and after a Change in Control the

Executives, a written statement or statements of accounts

and proceedings as provided in Section 5.01(c) hereof for

the period since the last previous annual accounting of

the Trust, and if written objection to such account are

not filed as provided in Section 4.02(b) hereof, the

Trustee shall to the maximum extent permitted by

applicable law be forever released and discharged from

all liability and accountability with respect to the

propriety of its acts and transactions shown in such

account.  The Trustee and any successor thereto appointed

hereunder shall be a commercial bank which is not an

affiliate of the Corporation, but which is a national

banking association or established under the laws of one

of the states of the United States, and which has equity

in excess of one hundred million dollars ($100,000,000).

          Section 5.3  Evidence of Action by Corporation.
                       ---------------------------------

The Corporation shall certify to the Trustee the name or

names of any person or persons authorized to act for the

Corporation.  Such certification shall be signed by a

Vice President and the Secretary or an Assistant

Secretary of the Corporation.  Until the Corporation

notifies the Trustee, in a similarly signed notice, that

any such person is no longer authorized to act for the

Corporation, the Trustee may continue to rely upon the

authority of such person.

          The Trustee may rely upon any certificate,

notice or direction of the Corporation which the Trustee

in good faith believes to be genuine and executed and

delivered by a duly authorized officer or agent of the

Corporation.

          Communications to the Trustee shall be sent in

writing to the Trustee's office stated above or to such

other address as the Trustee may specify by certified or

express mail.  No communication shall be binding upon the

Trust or the Trustee until it is received by the Trustee

and unless it is in writing and signed by an authorized

person.

          Communications to the Corporation shall be sent

in writing to the Corporation's principal offices stated

above or to such other address as the Corporation may

specify by certified or express mail.  No communication

shall be binding upon the Corporation until it is

received by the Corporation and unless it is in writing

and signed by an authorized person.

                        ARTICLE VI

            TERMINATION, AMENDMENT AND WAIVER
            ---------------------------------

          Section 6.1  Termination.  This Trust shall be
                       -----------

terminated upon the final payment of all amounts payable

to all of the Executives pursuant to the Plan.  Upon

termination of this Trust Agreement, the Trustee,

promptly after its final account has been settled as

provided in Section 5.01(c) hereof, shall transfer to the

Corporation in cash the value of the Trust Corpus, if any, as of the date of such termination. Upon making such transfer, the Trustee shall be relieved from all

further liability. The Trustee's powers hereunder shall

continue so long as any of the Trust Corpus remains in

its possession.  Any remaining portion of the Trust

Corpus shall be paid to the Corporation.

          Section 6.2  Amendment and Waiver.  Prior to
                       --------------------

the occurrence of a Change in Control, this Trust

Agreement can be amended by an instrument in writing

signed by the parties hereto.  On or after the occurrence

of a Change in Control, this Trust may not be amended

except by an instrument in writing signed by the parties

hereto together with the written consent of Executives

having at least sixty-five percent (65%) of all amounts

then held in the Trust credited to their accounts.  The

parties hereto, together with the consent of Executives

having at least sixty-five percent (65%) of all amounts

then held in the Trust credited to their accounts, may at

any time waive compliance with any of the agreements or

conditions contained herein.  Any agreement on the part

of a party hereto or an Executive to any such waiver

shall be valid if set forth in an instrument in writing

signed on behalf of such party or Executive.

Notwithstanding the foregoing, any such amendment or waiver may be made by written agreement of the parties hereto without obtaining the consent of the Executives if

such amendment or waiver does not adversely affect the

rights of the Executives hereunder.  No such amendment or

waiver relating to this Trust Agreement may be made with

respect to a particular Executive unless such Executive

has agreed in writing to such amendment or waiver.

                       ARTICLE VII

                    GENERAL PROVISIONS
                    ------------------

          Section 7.1  Further Assurances.  The
                       ------------------

Corporation shall, at any time and from time to time,

upon the reasonable request of the Trustee, execute and

deliver such further instruments and do such further acts

as may be necessary or proper to effectuate the purposes

of this Trust Agreement.

          Section 7.2  Certain Provisions Relating to
                       ------------------------------

This Trust Agreement.  (a) This Trust Agreement sets
- --------------------

forth the entire understanding of the parties with

respect to the subject matter hereof and supersedes any

and all prior agreements, arrangements and understandings

relating thereto.  This Trust Agreement shall be binding

upon and inure to the benefit of the parties and their

respective successors and legal representatives.

               (b)  This Trust Agreement shall be
governed by and construed in accordance with the laws of

the State of New York, other than and without reference

to any provisions of such laws regarding choice of laws

or conflict of laws.

               (c)  In the event that any provision of

this Trust Agreement or the application thereof to any

person or circumstances shall be determined by a court of

proper jurisdiction to be invalid or unenforceable to any

extent, the remainder of this Trust Agreement, or the

application of such provision to persons or circumstances

other than those as to which it is held invalid or

unenforceable, shall not be affected thereby, and each

provision of this Trust Agreement shall be valid and

enforced to the fullest extent permitted by law.

               (d)  Arbitration.  Any dispute between be
                    -----------

void; and no right or interest of any Executive under

this Trust Agreement shall be liable for, or subject to,

any obligation or liability or tort of such Executive.

          IN WITNESS WHEREOF, the parties have executed

this Trust Agreement as of the date first written above.



Attest:                       TPI ENTERPRISES, INC.,





/s/ Patricia Hildebrand         By: /s/ Robert Kennedy
- ------------------------            -------------------
                              Name:  Robert Kennedy
                             Title:  Executive Vice President


Attest:                       CITIBANK, N.A. as Trustee




/s/ Arthur F. Benton            By:  /s/ Michael L. Costa
- ------------------------            ---------------------
Arthur F. Benton              Name:  Michael L. Costa
Assistant Vice President     Title:  Vice President
FIO/FISD
One Court Square
12th Floor/Zone 2
(718) 248-3084

                            Appendix A
                            ----------


                             First Year of
Participant                  Credited Service
- -----------                  ----------------

Stephen Cohen                     1976

Joseph Gowan                      1978

Robert Kennedy                    1976

Pat Hildebrand                    1976

                        First Amendment to

                         Trust Agreement



          WHEREAS, TPI Enterprises, Inc., a New Jersey

corporation (the "Corporation",) and Citiank, N.A. (the

"Trustee") entered into a trust agreement date as of January 31,

1990 in connection with the establishment of the TPI Enterprises,

Inc. Nonqualified Retirement Plan for Senior Executives (the

"Plan"); and

          WHEREAS, Section 6.02 of the Trust Agreement provides

that prior to the occurrence of a Change in Control, the Trust

Agreement can be amended by an instrument in writing signed by the parties thereto;

          NOW THEREFORE, the Trust Agreement is hereby amended,

effective January 31, 1990, in the following respects:

          (e)  Section 2.01 of the Trust Agreement is hereby

amended by adding at the end of subsection 2.01(b) the following:

          "and provided further, that if a "Change in
               ----------------
          Control" (as defined in Section 3.02 hereof) occurs without there having previously occurred a Potential Change in Control, that in no event shall the Corporation make such delivery later than two (2) days after the occurrence of a Change in Control."

          (f)  Section 3.01 of the Trust Agreement is
hereby amended by deleting "(iii) any person (other than

the Corporation) becomes the beneficial owner, directly or

indirectly, of securities of the Corporation representing 9.5% or more of the combined voting power of the Corporation's then

outstanding securities;" and renumbering subsection (iv)

subsection (iii).

          3.  Except or hereinabove provided, the Trust

Agreement is ratified and confirmed in all respects and shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this

First Amendment to Trust Agreement as of the date first written above.



Attest:                   TPI ENTERPRISES,



                          By: /s/ Stephen R. Cohen
                          ----------------------
                          Name: Stephen R. Cohen
                          Title: Chairman of the Board



Attest:                   CITIBANK, N.A.,
                          as Trustee


Maureen A. Garibaldi      By: /s/ John P. Grosch
- ---------------------     ----------------------
Maureen A. Garibaldi      Name: John P. Grosch
Assistant Vice President  Title: Vice President
Citibank, N.A.